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The Mexico Fund, Inc.
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 Directors:
 Juan Gallardo T. -- Chairman
 Philip Caldwell
 Jose Luis Gomez Pimienta
 Claudio X. Gonzalez
 Robert L. Knauss
 Agustin Santamarina V.
 Jaime Serra Puche

 Officers:
 Jose Luis Gomez Pimienta -- President
 Samuel Garcia-Cuellar -- Secretary
 Allan S. Mostoff -- Assistant Secretary
 Sander M. Bieber -- Assistant Secretary
 Carlos H. Woodworth -- Treasurer
 Hector Trigos -- Research Vice President
 Alberto Osorio -- Finance Vice President
 Eduardo Solano -- Investor Relations Vice President
 Investment Adviser --
 Impulsora del Fondo Mexico, S.A. de C.V.

 Custodian --
 BBVA Bancomer, S.A.
 Comerica Bank

 Transfer Agent and Registrar --
 American Stock Transfer & Trust Company

 Counsel --
 Dechert
 Creel, Garcia-Cuellar y Muggenburg, S.C.

 This report, including the
 financial statements herein, is
 transmitted to shareholders of The
 Mexico Fund, Inc. for their
 information. It is not a
 prospectus, circular or
 representation intended for use in
 the purchase of shares of the Fund
 or any securities mentioned in the
 report.
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                       ---------------------------------
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                         ----------------------------


                                  The Mexico
                                  Fund, Inc.

                    (Unaudited) 20th Anniversary 1981-2001

                            ----------------------

                             First Quarter Report
                               January 31, 2001

                         ----------------------------
                        ------------------------------


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                             www.themexicofund.com
                       ---------------------------------

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The Mexico Fund, Inc.
First Quarter Report
January 31, 2001
Highlights

 . The Fund's first quarter of fiscal 2001 ended January 31, 2001.

 . During the first quarter, the Fund's share price increased 7.87%. At the same time, the Fund's net asset value per share (NAV) increased 0.03%, while the IFCG Mexico Index increased 1.24%. The Bolsa Index increased 0.41% during the same period.

 . The discount between the Fund's share price and its NAV at January 31, 2001 narrowed to 18.2% from 27.4% one year earlier.

 . Additionally, the Fund continues to periodically repurchase shares in the open market under its Share Repurchase Program ("SRP"), which was announced on July 31, 2000 and is intended to enhance shareholder value.


 . On March 2, 2001, the Fund filed applications with the US Securities and Ex-change Commission (SEC) and the Internal Revenue Service (IRS) seeking neces-sary approvals for conducting periodic in-kind repurchases of Fund shares from shareholders at no less than 98% of NAV.

 . In a Special Letter to Shareholders and Press Release dated March 5, 2001 the
  Board of Directors announced these filings and their approval of an amendment to the Fund's Investment Advisory and Management Agreement adopting a performance fee component to the Fund's investment advisory fee.

 . The Fund intends to seek shareholder approval for the performance fee and the periodic repurchase policy after it has received comments from regulatory au-thorities regarding the proposed periodic repurchase policy.




  The Mexico Fund, Inc. is a non-diversified closed-end management invest-ment company with the investment objective of long-term capital appreci-ation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

  Notice is hereby given in accordance with Section 23(c) of the Invest-ment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

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THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
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Economic Environment

  Mexican economic activity continued to grow dynamically, as during 2000 the country's gross domestic product (GDP) increased by 6.9%. During that period, the services sector increased by 7.3%, led by the transportation segment, which grew 12.7%. The industrial sector expanded by 6.6%, and within this, the manufacturing industry by 7.1%, energy and water by 6.2%, construction by 5.0% and mining by 4.0%. Finally, the primary sector of the economy grew by 3.4%. Economic analysts estimate that Mexican exports will likely be negatively af-fected by the deceleration of the US economy, and, as a result, Mexico's GDP growth during 2001 is expected to slow to approximately 3%.

  This performance of the Mexican economy continued to be accompanied by a de-clining trend in inflation rates. Mexico's inflation rate during 2000 was 8.96%, lower than 12.32% registered at the end of 1999, and below the 10% goal set by Banco de Mexico (Mexico's central bank). Strict adherence to a restric-tive monetary policy and the strong performance of the peso contributed to this downward trend in inflation. Depending on the outcome of the fiscal re-form to be approved by Congress, in which the elimination of the value added tax exemption for food and medicines was submitted, inflation is expected by analysts to further decline to between 7.1% and 9.0% during 2001, higher than the 6.5% goal set by the Central Bank.

  Domestic interest rates, which at the end of March 2001 were at 15.4% for the 28-day Cetes, are not expected to decline substantially. Economic analysts estimate that, due to the restrictive monetary policy to be implemented during 2001, the yield of the 28-day Cetes will decline to approximately 14.2% by the end of this year.

  The Mexican peso was stable against the US dollar during 2000. Although some pressure was present at the end of 2000, the peso dollar exchange rate re-mained below Ps. 10, ending the year at Ps. 9.60 per dollar, only 1% higher than one year earlier. While the exchange rate held at that level until the end of March 2001, economic analysts estimate that the peso will weaken in the months to come and expect the exchange rate to end 2001 at approximately Ps.
10.53 per dollar.

  As a result of the North American Free Trade Agreement (NAFTA), Mexico con-tinued to be the second largest trade partner of the United States. Total trade between Mexico and the US amounted to $247.6 billion during 2000 and was exceeded only by total trade between the United States and Canada ($405.6 bil-lion). President Fox has announced his intention to further enhance trade re-lations with Central, South American and Asian countries in an effort to di-versify Mexican exports and imports. A Free Trade Agreement was signed with the European Union last year, making Mexico one of the most open economies in the world. Ten international free trade agreements with 30 nations around the globe have been so far executed. Also, among the universe of developing na-tions, Mexico is one of the three most important recipients of direct foreign investment. Last year, direct foreign investment in Mexico increased 14% to $13.2 billion.

  Mexico's external accounts continued to be healthy and manageable. During 2000, Mexico's exports increased 22% to $166.4 billion, and within this, oil exports increased 65.0%, while total imports increased 23% to $174.5 billion, resulting in a trade balance deficit of $8.0 billion, 44% higher than one year earlier. Although the trade balance deficit is significantly higher than the previous year, the amount of direct foreign investment into the country fi-nanced 74% of the current account deficit, which amounted to $17.7 billion during 2000 and was equivalent to 3.1% of GDP.

During 2000, Mexico's public sector deficit was equivalent to 1.10% of GDP, higher than the one percent originally budgeted by the authorities. The per-formance of the economy and higher international oil prices resulted in a 13% increase of government income but were not sufficient to compensate for higher than budgeted expenditures from the social security systems and additional debt. However, the public sector deficit continued to reflect healthy public sector finances and a prudent fiscal policy. The authorities have announced their intention to reduce the public sector deficit to 0.65% of GDP during 2001.

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Fund's Performance & Portfolio Strategy

During the first quarter of fiscal 2001, the Bolsa continued to be affected by the performance of US financial markets. The adjustments made by the Federal Reserve to US interest rates, first upwards and then downwards, created vola-tility in international financial markets. For the three months ended January 31, 2001, the Fund's market price and NAV per share increased 7.87% and 0.03%, respectively, compared with 1.24% for the Fund's benchmark, the IFCG Mexico index. At January 31, 2001, the Fund's market price per share was $17 and its NAV $20.79, reflecting a market discount of 18.23%, significantly lower than the 31% discount registered at the end of July 2000. Although liquidity of Fund shares continued to be high, it has decreased as a result of increased participation in the Fund by institutional investors. During calendar 2000, total traded volume of Fund shares on all consolidated markets amounted to
33.8 million, compared with 40.9 million during 1999 and with 61.0 million during 1998.

  The Fund's 1.21% underperformance is mostly explained by the significant price appreciation of financial companies, particularly Banacci, in which the Fund was relatively underweighted during the period. With recent improvements in the financial sector and the passage of legislation impacting the sector, the Fund has been investing significant amounts in Banacci and Grupo BBV-Bancomer, the two leading Mexican financial groups, and the Fund intends to be overweighted relative to its benchmark in this sector in the near future. Other investments that contributed to the 1.21% underperformance were CIE (en-tertainment) and Femsa (beer and soft drinks producer), issuers in which the Fund is overweighed and that underperformed the IFCG Mexico index. The Fund's investment adviser intends to maintain an overweighted exposure to these two issuers because of the substantial growth potential of the entertainment mar-ket in Latin America, in which CIE is now the leading company, and due to the current low valuation of Femsa. As a result of its recently increased invest-ments in the financial sector and other asset reallocations, the Fund's rela-tive performance has improved. During the first two months of calendar 2001, the Fund's NAV increased 4.15% while the IFCG Mexico index increased 3.46%.

  During the first quarter of fiscal 2001, the adviser reduced the Fund's in-vestments in Grupo Modelo (beer producer) and Kimberly (consumer goods and pa-per), issuers in which the Fund was overweighted relative to its benchmark. The adviser decided to take profits on these issuers, as a deceleration of do-mestic consumption has already started. However, the Fund continues overweighted in these two issuers as the domestic sector may outperform ex-port-oriented companies because of the deceleration of the US economy. Other "non-strategic" sales, especially in Cemex (cement producer) and Walmex (re-tail), were made towards the end of the quarter in order to comply with IRS diversification requirements.

  The main use of the proceeds from the sale of these holdings was to repur-chase Fund shares through the Fund's SRP. At the same time, the Fund increased its investments in the media/broadcast sector through the purchase of shares of Televisa and TV Azteca (TV producer and broadcasting companies). The ad-viser decided to take advantage of the recent weakness in the sector due to lower valuations in international markets.

  As for the balance of 2001, the adviser anticipates a highly volatile market environment as a result of the deceleration of the US economy and the perfor-mance of international financial markets. Accordingly, the Fund manager will maintain overweighted positions in companies with greater exposure to the do-mestic economy and plans to avoid additional exposure to companies with closer links to international markets.

  This Report includes for your reference a summary description of the Fund's ten largest holdings, which at the end of January 2001 represented 72.1% of its total net assets. The Fund's investments are categorized according to the sector classification provided by the Mexican Stock Exchange.

  The Fund has adopted a concentration policy which permits the Fund to con-centrate its investments in any industry or group of industries of the IPC In-dex (or any successor or comparable index as determined by the Board of Direc-tors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index; provided,

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however, that the Fund will not exceed the IPC Index concentration by more than
5%.

  Currently, the only industry group which represents 20% or more of the value of the securities included in the IPC Index is the communications industry group. This industry category includes local, long-distance, and cellular tele-phone companies, as well as broadcast and media companies. Approximately four-fifths of this industry group are telecommunications companies.

  As of January 31, 2001, the Fund had 34.20% of its total assets invested in this industry category, compared with this sector's 41.5% representation in the IPC Index. The relatively high valuation of the companies in this industry ver-sus other Mexican issuers, and the current negative sentiment in international markets towards telecom companies have caused the Fund's adviser to maintain an underweighted position relative to the Fund's benchmark in this industry. The investment adviser to the Fund will continue to evaluate its concentration in this industry category and may choose to not concentrate in this industry group in the future or to concentrate in other industry categories subject to the concentration policy described above.

  The Fund publishes on its Web site, located at www.themexicofund.com, its in-vestment portfolio as of the end of each fiscal quarter, updated within the first five business days after the closing of the quarter. Accordingly, the Fund's investment portfolio, as reported on the Web site, is updated during the first five business days of February, May, August and November. The Fund's in-vestment portfolio as of January 31, 2001 has been posted on the Web site since early February 2001.

Further Restructuring Efforts Taken by the Board of Directors

  On March 5, 2001, the Board announced its intention to implement a periodic repurchase policy for the Fund which would allow shareholders to submit shares for repurchase by the Fund with proceeds being paid in actual portfolio securi-ties of the Fund. The Board believes this policy allows the Fund to maintain its management strategy and to continue to make long-term investments in a rel-atively illiquid market while providing further liquidity to shareholders. Im-plementation of this policy is subject to regulatory approval.

  The Fund has made filings with the SEC and the IRS to permit the Fund to con-duct periodic, in-kind repurchases from shareholders at no less than 98% of net asset value. The Fund is seeking approval to conduct repurchases for between one and 25 percent of the Fund's outstanding shares, at least annually and as frequently as quarterly. The Fund is also seeking approval to require share-holders to submit a significant minimum number of shares for repurchase. Under the periodic repurchase policy, shareholders would be notified in advance of the amount to be repurchased and the procedures for submitting shares for re-purchase. The periodic repurchase policy is intended to result in a long-term reduction of the discount at which the Fund's shares trade with respect to their net asset value, but there can be no assurance that this result will be obtained. The Fund intends to continue listing the Fund's shares on the NYSE both before and after the implementation of the periodic repurchase policy.

  Additionally, in order to further align the interests of the Fund's invest-ment adviser with the interests of shareholders, the Board has approved imple-mentation of a performance fee component to the Fund's investment advisory fee that would provide the adviser with an additional incentive to outperform the Fund's benchmarket index. The Board hopes (depending on the SEC and IRS re-sponses to the periodic repurchase policy proposal) to submit these two initiatives for shareholder approval at a special shareholders meeting later this year. Once the periodic repurchase policy is approved by shareholders, it may not be terminated without subsequent shareholder approval.

  The periodic repurchase policy and proposed performance fee are further mea-sures to restructure the Fund with the goal of increasing shareholder value and acting in the best interests of long-term shareholders. Within the last 12 months, the Board has implemented a share repurchase program (SRP) and has pro-posed the conversion of the Fund to a non-diversified fund and the adop-

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tion of a concentration policy. Since the commencement of the SRP in August
2000, the Fund has repurchased 3.9 million of its own shares in the open mar-ket, equivalent to 77% of the authorized total amount of the program. The Fund's investment adviser has also taken advantage of the additional flexibil-ity granted to it at the special shareholders meeting in October 2000. As a non-diversified fund and with the adoption of a concentration policy, the Fund may concentrate its investments in certain sectors of the Mexican Stock Ex-change depending on their representation on a relevant Mexican securities in-dex. Unlike an index fund which will attempt to replicate the representation of a sector on the index in the fund, the Fund, which is actively managed and has a concentration policy, can concentrate in a sector and not match the rep-resentation in the Fund of that sector on the index. The Fund has the discre-tion to invest its assets so that the Fund under-represents, matches or over-represents (by no more than 5%) the representation of the sector on the index.

Annual Shareholders' Meeting

  On March 22, 2001, the Fund held its Annual Shareholders' Meeting. Shareholders of the Fund elected Robert Knauss, Jose Luis Gomez Pimienta and Claudio X. Gonzalez as directors of the Fund for a three-year term and ratified the selection of Arthur Andersen LLP as the Fund's independent public accountants for fiscal year 2001. The exact percentage of votes cast in favor of these proposals is as follows:

Proposal 1: Election
 of Directors
 Robert L. Knauss                     29,410,801
 % of outstanding                         63.15%
 % of votes cast                          70.70%
 Jose Luis Gomez Pimienta             29,417,811
 % of outstanding                         63.17%
 % of votes cast                          70.72%
 Claudio X. Gonzalez                  29,398,013
 % of outstanding                         63.12%
 % of votes cast                          70.67%
Proposal 2: Ratification of Auditors  31,616,092
 % of outstanding                         67.89%
 % of votes cast                          77.10%

  The third item of business for the Annual Shareholders' Meeting was a pro-posal submitted by a shareholder of the Fund. In accordance with the require-ments of the federal proxy rules, this matter was not presented at the meeting and no vote was taken.

  A copy of the presentation made by the President of the Fund at the Meeting, which deals with relevant matters of the Mexican economy, the Bolsa and the Fund is available at the Fund's Web site located at www.themexicofund.com.

Investor Relations

  The Fund's Web site presents the Fund's market price and NAV per share on a same-day basis and provides a downloadable database containing the most impor-tant historical figures for the Fund. Also available is the complete history of dividend distributions made by the Fund and additional links to useful sites of Mexican government agencies, capital markets and listed companies. Web site visitors may now request online to receive via regular mail a copy of this Annual Report and the most recent Quarterly and Monthly Summary Reports. We hope that the Fund's Web site is a useful resource for information and we will continue working to improve it.

  The Fund also offers shareholders and the general public the ability to con-tact the Fund via e-mail with questions or requests for additional information about the Fund. Please direct your e-mail inquiries to:

                           Investor Relations Office
                     investor-relations@themexicofund.com

  In addition to the quarterly reports published by the Fund, the Investment Adviser distributes a Monthly Summary Report with information about the Fund, the Mexican economy and the Bolsa. Interested persons may either access this report on the Fund's Web site or receive it via regular mail. Please request this report through the Fund's Web site or write to the Investment Adviser at:

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                     Impulsora del Fondo Mexico, sa de cv.
                         77 Aristoteles St. 3rd Floor
                                    Polanco
                              11560 Mexico, D.F.
                                    Mexico

  The Fund also has a toll free telephone number and an information agent, Morrow & Co. Inc., in the United States. Upon request, this office will be pleased to provide you with the Fund's current NAV, quarterly reports and other Fund materials. Please refer your information requests to:

                              Morrow & Co., Inc.
                        14755 Preston Road - Suite 725
                              One Signature Place
                               Dallas, TX 75240
                                (800) 224-4134

  In addition to the Fund's Web site, information on the Fund's NAV and market price per share is published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". Daily market price for the Fund's shares is published in the NYSE Composite Transactions under the designations "MexFd" or "MexicoFd". The Fund's NYSE trading symbol is MXF.

  The Fund's shares are also listed and traded on the Third Section ("Freiverkehr") of the Stuttgart Stock Exchange. The Fund's German Domestic Tax Representative is:

                                ARTHUR ANDERSEN
                        Wirtschaftsprufungsgesellschaft
                        Steuerberatungsgesellschaft mbH
                            Mergenthalerallee 10-12
                          65760 Eschborn/Frankfurt/M.
                                Postfach 53 23
                          65728 Eschborn/Frankfurt/M.
                                    Germany
                            Telefon: 06196-99-6264
                            Telefax: 06196-99-6419

  The Fund's dividend reinvestment plan and transfer agent is:

                    American Stock Transfer & Trust Company
                                40 Wall Street
                              New York, NY 10005
                                (212) 936-5100

Dividend Reinvestment Plan

  The Fund's Dividend Reinvestment Plan (the "Plan") provides a convenient way to increase your holdings in the Common Stock of the Fund through the rein-vestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as partici-pants in the Plan. If you do not wish to participate in the Plan, please con-tact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any frac-tional share. At a shareholder's request, the Plan Agent will sell the partic-ipant's shares and remit any proceeds to the participant, net of brokerage commissions. Shareholders who do not participate in the Plan will receive all distributions in cash. The Plan provides a convenient way to increase your holdings in the Common Stock through the reinvestment of distributions.

  Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valua-tion date, the market price of the Common Stock plus estimated brokerage commis-

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sions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

  If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nomi-nee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a dis-tribution had the shareholder not participated in the Plan.

  If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

  American Stock Transfer & Trust Company
  Attention: Dividend Reinvestment Department
  40 Wall Street
  New York, NY 10005
  (212) 936-5100

Sincerely yours,

/s/ Jose Luis Gomez Pimienta        /s/ Juan Gallardo T.
Jose Luis Gomez                     Juan Gallardo T.
Pimienta                            Chairman of the Board
President

April 3, 2001.

Description of the Fund's Ten Largest Holdings as of January 31, 2001.

1. Telefonos de Mexico/1/ ("Telmex") (18.67%)

  On February 7, 2001, America Movil, a new Mexican corporation resulting from the spin-off of Telmex's wireless business and from most of its international operations, started trading in the Mexican Bolsa and on the NYSE. Therefore, America Movil is now Mexico's leading provider of wireless telecommunications services with 10.1 million customers and a 70.6% share of the Mexican market. Since its inception, America Movil has business operations in Argentina, Bra-zil, Ecuador, Guatemala, Puerto Rico and the United States.

  Telmex is the major telecommunications company in Mexico and provides local, domestic and international long-distance telephone service, internet access, wireless, data, audio and video transmission services. Since its privatization in 1990, Telmex has aggressively modernized and has emerged as a leader in telecommunication services in Latin America. Starting in 1999, Telmex also provides telecommunication services in the United States.

2. Wal-Mart de Mexico ("Walmex") (10.24%)

  Walmex is the largest chain of retail stores in Mexico and has the dominant market position in the commercial sector of the country. The company is a sub-sidiary of the US firm Wal-Mart Stores, Inc (NYSE: WMT). Walmex has a total of 499 units in 46 cities in Mexico, which includes supermarkets, retail stores and restaurants.

3. Carso Global Telecom ("Telecom") (7.76%)

  Telecom is dedicated to the telecommunications business and is the holding company of Telmex (see above) and Prodigy Inc. (Nasdaq: PRGY) (US), and has a stock participation in McLeod USA, Inc. (Nasdaq: MCLD) (US). The shares of Prodigy Inc., an important Internet service provider in the United States, have traded on the NASDAQ since February 1999.

--------
/1/On February 7, 2001, America Movil, a new Mexican corporation resulting from the spin-off of Telmex's wireless business and from most of its interna-tional operations, started trading in the Mexican Bolsa and on the NYSE. Therefore, America Movil is now Mexico's leading provider of wireless telecom-munications services with 10.1 million customers and a 70.6% share of the Mex-ican market. Since its inception, America Movil has business operations in Ar-gentina, Brazil, Ecuador, Guatemala, Puerto Rico and the United States.

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4. Grupo Financiero Banamex Accival   ("Banacci") (6.93%)

  Banacci is one of the three largest financial institutions in Mexico, offer-ing mainly banking, brokerage, insurance and pension funds management in Mexi-co. Through two of its subsidiaries, Banacci is also engaged in financial ac-tivities in Argentina and California, USA, and participates in the Mexican telecommunications sector through its investment in Avantel.

5. Grupo Televisa ("Televisa") (6.07%)

  Televisa is the largest media company in the Spanish-speaking world and a major participant in the international entertainment industry. Televisa has interests in television production and broadcasting, international distribu-tion of television programming, direct-to-home satellite services, publishing, music recording, cable television, radio production and broadcasting, profes-sional sports and show business promotion, paging services, feature film pro-duction and distribution and special events promotion and dubbing. Televisa also has an unconsolidated equity stake in Univision (NYSE: UVN), the leading Spanish-language television company in the United States, and owns the "esmas.com" internet portal.

6. Grupo Modelo ("Gmodelo") (4.95%)

  Founded in 1925, Gmodelo is the leader in the production, distribution and sale of beer in Mexico with a market share in the domestic and export markets of approximately 59%. The group exports its products to 150 countries and owns 10 brand names, including Corona, the most popular beer imported from Mexico, Victoria and Modelo. The company also imports and distributes in Mexico brand names of beer produced by its partner Anheuser-Busch, including Budweiser and Bud Light.

7. Grupo Financiero BBVA--Bancomer   ("GFBB")(4.82%)

  GFBB is one of Mexico's two largest financial groups. In terms of deposits and number of clients, GFBB is the largest private financial institution in Latin America. Grupo Banco Bilbao Vizcaya Argentaria (BBVA), the largest fi-nancial group in Spain in terms of market capitalization, is GFBB's main stockholder. GFBB's principal subsidiary is Bancomer, one of Mexico's leading commercial banks, which operates as a universal bank and offers products and services to individuals and corporations. Through its network of 2,276 branches and 4,057 automated teller machines (ATMs) in Mexico, as of the end of 2000 (including BBV-Mexico and Banca Promex), Bancomer engages in a wide variety of commercial and retail banking activities. The bank has overseas branches in London and Grand Cayman Island, agencies in New York and Los Ange-les and a representative office in Sao Paulo, Brazil. Additionally, Bancomer has a subsidiary bank in the Cayman Islands, Mercury Bank & Trust Limited.

8. Cemex (4.64%)

  Cemex is the world's third largest cement producer. The company and its sub-sidiaries are dedicated to the production, distribution, commercialization and sale of cement, concrete, mix, clinker and value added products. Cemex pro-duces and operates in 30 countries around the world and has commercial rela-tions with 60 countries. Cemex is the leader in the cement markets of Mexico, Spain, Venezuela, Panama, Costa Rica, the Dominican Republic, Egypt and Colom-bia, and has important market presence in the Caribbean, Indonesia, the Phil-ippines and the southwest region of the United States.

9. Fomento Economico Mexicano ("Femsa")   (4.15%)

  Femsa is Latin America's largest beverage company with exports to the United States, Canada and selected countries in Latin America, Europe and the Far East. Founded in 1890, Femsa is the largest totally integrated producer of soft drinks and beer in Mexico and is the controlling company of Coca-Cola Femsa (KOF), one of the leading bottlers in Latin America. Femsa also operates the largest chain of convenience stores in Mexico (Oxxo), produces packaging materials and is an important bottler in Argentina. Brand names produced by Femsa include Sol beer and Coca Cola, among others.

10. Kimberly Clark de Mexico ("Kimber") (3.87%)

  The company is dedicated to the manufacturing, marketing and sale of paper and consumer products for personal care. Kimber has the leading market posi-tion in every product category where in which it competes. Products sold by the company include tissue paper, diapers, feminine care products, notebooks, office paper and specialty products.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Schedule of Investments as of January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                                 Percent
                         Shares                                        Value     of Net
 Industries               Held      Common Stock (95.92%)    Series   (Note 1)   Assets
----------------------------------------------------------------------------------------
 Cement
  Industry              4,840,000 Apasco, S.A. de C.V. ...      *   $ 25,015,505   2.58%
                       10,500,000 Cemex, S.A. de C.V. ....    CPO     44,956,585   4.64
                                                                    ------------  -----
                                                                      69,972,090   7.22
----------------------------------------------------------------------------------------
                   (a) 34,000,000 Carso Global Telecom,
 Communications                    S.A. de C.V. ..........     A1     75,282,200   7.76
                   (a) 22,000,000 Grupo Televisa, S.A. ...    CPO     58,877,403   6.07
                       19,000,000 Telefonos de Mexico,
                                   S.A. de C.V. ..........      A     52,439,529   5.41
                       47,500,000 Telefonos de Mexico,
                                   S.A. de C.V. ..........      L    128,545,586  13.26
                       25,515,000 TV Azteca, S.A. de
                                   C.V. ..................    CPO     16,537,012   1.70
                                                                    ------------  -----
                                                                     331,681,730  34.20
----------------------------------------------------------------------------------------
 Financial         (a) 35,000,000 Grupo Financiero Banamex
  Groups                           Accival, S.A. de C.V. .      O     67,221,418   6.93
                   (a) 71,000,000 Grupo Financiero BBVA-
                                   Bancomer, S.A. de
                                   C.V. ..................      O     46,710,771   4.82
                   (a)  4,827,000 Grupo Financiero
                                   Inbursa, S.A. de C.V. .      O     19,559,479   2.02
                (a)(b)        --  Grupo Financiero
                                   Inverlat Recovery
                                   Trust..................                   --    0.00
                                                                    ------------  -----
                                                                     133,491,668  13.77
----------------------------------------------------------------------------------------
 Food,                 12,670,000 Fomento Economico
 Beverages and                     Mexicano, S.A. de
 Tobacco                           C.V. ..................    UBD     40,207,670   4.15
                       23,000,000 Grupo Bimbo, S.A. de
                                   C.V. ..................      A     31,335,539   3.23
                       17,500,000 Grupo Modelo, S.A. de
                                   C.V. ..................      C     48,010,130   4.95
                                                                    ------------  -----
                                                                     119,553,339  12.33
----------------------------------------------------------------------------------------
 Holding                6,000,000
 Companies                        Alfa, S.A. de C.V.. ....      A      8,490,800   0.88
                   (a)  6,100,000 Corporacion
                                   Interamericana de
                                   Entretenimiento, S.A.
                                   de C.V. ...............      B     23,910,688   2.47
                       23,000,000 Desc, S.A. de C.V. .....      B      9,153,401   0.94
                   (a)  8,900,000 Grupo Carso, S.A. de
                                   C.V. ..................     A1     27,020,157   2.79
                   (a)  2,640,000 Grupo Sanborns, S.A. de
                                   C.V. ..................    B-1      3,962,456   0.40
                                                                    ------------  -----
                                                                      72,537,502   7.48
----------------------------------------------------------------------------------------
                   (a)  6,370,600 Consorcio ARA, S.A. de
 Housing                           C.V. ..................      *      7,770,631   0.80
                   (a)  2,290,000 Corporacion Geo, S.A. de
                                   C.V. ..................      B      2,509,200   0.25
                                                                    ------------  -----
                                                                      10,279,831   1.05
----------------------------------------------------------------------------------------
 Mining                 5,940,000 Nuevo Grupo Mexico, S.A.
  Industry                         de C.V. ...............      B     19,218,731   1.98
----------------------------------------------------------------------------------------
                       14,200,000 Kimberly-Clark de
 Pulp and Paper                    Mexico, S.A. de C.V. ..      A     37,562,332   3.87
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The Mexico Fund, Inc.
Schedule of Investments as of January 31, 2001 (Unaudited) -- (Continued)
-------------------------------------------------------------------------------

                                                                                 Percent
                                                                       Value     of Net
 Industries          Shares Held Common Stock (Continued)   Series   (Note 1)    Assets
----------------------------------------------------------------------------------------
                      11,770,000 Controladora Comercial
                                  Mexicana, S.A. de
 Retail Stores                    C.V. ..................    UBC   $   9,964,472   1.03%
                       7,450,000 Grupo Elektra, S.A. de
                                  C.V. ..................    CPO       7,716,456   0.80
                       4,650,000 Organizacion Soriana,
                                  S.A. de C.V. ..........      B      12,060,006   1.24
                 (a)  13,370,000 Wal-Mart de Mexico, S.A.
                                  de C.V. ...............      C      28,926,411   2.98
                 (a)  30,000,000 Wal-Mart de Mexico, S.A.
                                  de C.V. ...............      V      70,363,862   7.26
                                                                   ------------- ------
                                                                     129,031,207  13.31
----------------------------------------------------------------------------------------
                         431,000 Tubos de Acero de
 Steel                            Mexico, S.A. ..........      *       6,902,950   0.71
----------------------------------------------------------------------------------------
                                 Total Common Stock
                                  (Identified Cost--
                                  $577,630,022)..........          $ 930,231,380  95.92%
----------------------------------------------------------------------------------------
                                                                                 Percent
                                   Short-Term Securities               Value     of Net
 Securities          Fair Value           (3.95%)                    (Note 1)    Assets
----------------------------------------------------------------------------------------
                     $38,307,905 Bancomer, S.A., 17.50%,
                                  dated 01/31/01, due
                                  02/01/01, repurchase
                                  price $38,326,527,
 Repurchase                       collateralized by
 Agreements                       Bondes.................          $  38,307,905   3.95%
----------------------------------------------------------------------------------------
                                 Total Short-Term
                                  Securities (Identified
                                  cost--$38,307,905).....             38,307,905   3.95
                                 Total Investments
                                  (Identified cost--
                                  $615,937,927)..........            968,539,285  99.87
                                 Other Assets in Excess
                                  of Liabilities.........              1,228,331   0.13
                                                                   ------------- ------
                                 Net Assets Equivalent to
                                  $20.79 per share on
                                  46,635,525 shares
                                  of capital stock
                                  outstanding (Note 7)...          $ 969,767,616 100.00%
                                                                   ============= ======

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 10 to Financial Statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Assets and Liabilities as of January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets:
Investments:
 Securities, at value (Note 1):
 Common stock (identified cost -- $577,630,022)......  $930,231,380
 Short term securities (identified cost --
   $38,307,905)......................................    38,307,905
                                                       ------------
  Total investments (identified cost --
    $615,937,927)....................................               $968,539,285
Receivables from securities sold.....................                  2,856,916
Prepaid Mexican withholding taxes (Note 1)...........                     93,857
Interest receivable..................................                     18,622
                                                                    ------------
  Total assets.......................................                971,508,680
                                                                    ------------
Liabilities:
Payable for repurchase of Fund's shares (Note 9).....                    995,786
Payable to Investment Advisor (Notes 2 and 3)........                    634,359
Accrued expenses and other liabilities...............                    110,919
                                                                    ------------
  Total liabilities..................................                  1,741,064
                                                                    ------------
Net Assets -- Equivalent to $20.79 per share on
 46,635,525 shares of capital stock outstanding (Note
 7)..................................................               $969,767,616
                                                                    ============

  See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Operations (Unaudited)  For the Three Months Ended January 31, 2001
--------------------------------------------------------------------------------

Net Investment Income:
Income (Note 1):
 Dividends..........................................  $ 1,416,294
 Interest and discounts earned......................      712,768
                                                      -----------
 Total income.......................................               $  2,129,062
Expenses:
 Investment advisory fee (Note 2)...................    1,582,327
 Administrative services (Note 3)...................       90,478
 Value-added taxes (Note 1).........................      263,475
 Printing, distribution and mailing of shareholder
  reports...........................................       54,192
 Legal fees.........................................       99,446
 Directors' fees....................................       60,395
 Directors' and Officers' expenses..................       32,122
 Accounting and audit fees..........................       27,726
 Custodian fees (Note 5)............................       24,284
 Transfer agent and dividend disbursement fees......        5,250
 Shareholders' information..........................       54,399
 Stock exchange fees................................       12,202
 Insurance..........................................       32,516
 Miscellaneous......................................       22,566
                                                      -----------
 Operating expenses.................................                  2,361,378
                                                                   ------------
 Net investment loss (Note 1).......................                   (232,316)
                                                                   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign
 currency transactions (Notes 1 and 6):
 Proceeds from sales................................   78,577,539
 Cost of securities sold............................   27,335,207
                                                      -----------
 Net realized gain on investments...................   51,242,332
 Net realized loss from foreign currency
  transactions......................................     (147,795)
                                                      -----------
 Net realized gain on investments and foreign
  currency transactions.............................                 51,094,537
Decrease in net unrealized gain on investments and
 translation of assets and liabilities in foreign
 currency:
Investments:
 End of period (Note 6).............................  352,601,357
 Beginning of period................................  416,636,993
                                                      -----------
 Decrease in net unrealized gain on investments.....  (64,035,636)
Translation of assets and liabilities in foreign
 currency:
 End of period......................................      488,800
 Beginning of period................................       35,585
                                                      -----------
 Increase in net unrealized gain on translation of
  assets and liabilities in foreign currency........      453,215
                                                      -----------
 Decrease in net unrealized gain on investments and
  translation of assets and liabilities in foreign
  currency..........................................                (63,582,421)
                                                                   ------------
Net Decrease in Net Assets Resulting from
 Operations.........................................               $(12,720,200)
                                                                   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statements of Changes in Net Assets

                                              For the
                                         Three Months Ended       For the
                                          January 31, 2001       Year Ended
                                            (Unaudited)       October 31, 2000
---------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations
Net investment (loss) income...........    $    (232,316)      $    8,893,385
Net realized gain on investments and
 foreign currency transactions.........       51,094,537           59,717,615
Decrease in net unrealized gain on
 investments and translation of assets
 and liabilities in foreign currency...      (63,582,421)          (2,934,353)
                                           -------------       --------------
Net (decrease) increase in net assets
 resulting from operations.............      (12,720,200)          65,676,647
Dividends to shareholders from net
 realized gain on investments..........       (2,348,286)                 --
Dividends to shareholders from net
 investment income.....................          (87,660)          (9,429,937)
                                           -------------       --------------
                                             (15,156,146)          56,246,710
From Capital Share Transactions (Note
 9)
Repurchase of stock, at cost...........      (37,212,173)         (22,737,565)
                                           -------------       --------------
 Total increase in net assets..........      (52,368,319)          33,509,145
Net Assets:
Beginning of period....................    1,022,135,935          988,626,790
                                           -------------       --------------
End of period..........................    $ 969,767,616 (A)   $1,022,135,935 (A)
                                           =============       ==============

See Notes to Financial Statements.
(A) Including accumulated net investment loss of $(11,319,838) as of January 31, 2001 and $(10,852,067) as of October 31, 2000.

--------------------------------------------------------------------------------

                             For the
                           Three Months
                              Ended                For the Year Ended October 31,
The Mexico Fund, Inc.    January 31, 2001 -------------------------------------------------------
Financial Highlights       (Unaudited)       2000        1999      1998         1997       1996
--------------------------------------------------------------------------------------------------
Per Share Operating
 Performance:
Net asset value,
 beginning of period....     $  20.84     $    19.57   $  15.52  $  23.49    $    17.33  $  13.80
                             --------     ----------   --------  --------    ----------  --------
 Net investment (loss)
  income (Note 1).......        (0.00)**        0.18**     0.40      0.39**        0.40      0.50
 Net (loss) gain on
  investments and
  translation of foreign
  currency (Note1)......        (0.27)**        1.10**     4.10     (7.48)**       6.16      3.46
                             --------     ----------   --------  --------    ----------  --------
Total from investment
 operations.............        (0.27)**        1.28**     4.50     (7.09)**       6.56      3.96
                             --------     ----------   --------  --------    ----------  --------
Less Dividends and
 Distributions:
 Dividends to
  shareholders from net
  investment income.....        (0.00)         (0.19)     (0.45)    (0.23)        (0.38)    (0.43)
 Distributions to
  shareholders from net
  capital gains.........        (0.05)           --         --      (0.60)        (0.02)      --
                             --------     ----------   --------  --------    ----------  --------
Total dividends and
 distributions..........        (0.05)         (0.19)     (0.45)    (0.83)        (0.40)    (0.43)
                             --------     ----------   --------  --------    ----------  --------
Capital Share
 Transactions:
 Effect on NAV of stock
  repurchased...........         0.27           0.18        --        --            --        --
 Capital charge
  resulting from
  issuance of fund
  shares................          --             --         --      (0.05)          --        --
                             --------     ----------   --------  --------    ----------  --------
 Net asset value, end of
  period................     $  20.79     $    20.84   $  19.57  $  15.52    $    23.49  $  17.33
                             ========     ==========   ========  ========    ==========  ========
 Market value per share,
  end of period.........     $  17.00     $    15.81   $  14.31  $  11.25    $    18.69  $  14.13
                             ========     ==========   ========  ========    ==========  ========
Total investment return
 based on market value
 per share..............        7.83%         11.82%     31.92%   (36.70%)       35.03%    18.77%
Ratios to Average Net
 Assets:
 Expenses...............       1.01%*          0.96%      0.98%     0.93%         0.91%     1.00%
 Net investment (loss)
  income................     (0.10%)*          0.78%      2.14%     1.87%         1.80%     2.93%
Supplemental Data:
 Net assets at end of
  period (in 000's).....     $969,768     $1,022,136   $988,627  $783,775    $1,167,893  $861,750
 Portfolio turnover
  rate..................        2.92%         22.27%      6.40%     3.69%         7.58%     9.57%

--------
*Annualized
**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.
--------------------------------------------------------------------------------
Selected Quarterly Financial Data (Unaudited)
--------------------------------------------------------------------------------

                                                   (Amounts in thousands,
                                                  except per share amounts)
                                                 -------------------------------
                                                       Quarter Ended
                                                      January 31, 2001
                                                 -------------------------------
                                                    Total          Per Share
                                                 --------------  ---------------
Investment Income............................... $        2,129   $       0.05
Net investment loss............................. $         (232)  $      (0.00)
Net realized gain on investments................ $       51,242   $       1.10
Net realized loss from foreign currency
 transactions................................... $         (148)  $      (0.00)
Decrease in net unrealized gain on investments.. $      (64,036)  $      (1.37)
Increase in net unrealized gain on translation
 of assets and liabilities in foreign currency.. $          453   $       0.01
Net assets...................................... $      969,768   $      20.79

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


The Mexico Fund, Inc.
Notes to Financial Statements-
January 31, 2001 (Unaudited)
-------------------------------------------------------------------------------

1. Operations and Significant Accounting Policies:

 The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end management investment company. On October 16, 2000, the Fund received shareholder approval to convert from a diversified to a non diversified investment company under the 1940 Act. The investment objec-tive of the Fund is to seek long term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

 The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of reve-nues and expenses for the period. Actual results could differ from those esti-mates. The following is a summary of significant accounting policies followed by the Fund.

 Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of op-erations in any business day. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund's valuation procedures does not represent the amount that the Fund rea-sonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately re-flects fair value.

 Security transactions and investment income -- Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is re-corded as it is earned.

 Foreign Currency -- The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos ("Ps.") was recorded in the financial statements after translation into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at January 31, 2001 was Ps. 9.674 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompa-nying financial statements include the effects of both such changes.

 Reported net realized foreign exchange gains or losses arise from sales of short-term securities in

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
exchange of property, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of divi-dends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, re-sulting from changes in the exchange rate.

 Repurchase Agreements -- The Fund enters into repurchase agreements with ap-proved institutions. The Fund's repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund's investment advisor monitors the credit standing of repurchase agreement counterparties. The fair value of the collateral exceeds the principal amount of the repurchase transaction, including accrued inter-est, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of January 31, 2001, the Company has received collateral of $38,307,905 related to these repurchase agreements.

 Realized gains and losses on investments -- Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the three months ended January 31, 2001, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its shareholders.

 The Fund is subject to Mexican withholding taxes in accordance with the Mexi-can Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. Such taxes will be applied to the shareholders upon payment of dividends by the Fund.

 The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes.

 Lending of portfolio securities -- During fiscal year 1998, the Board of Di-rectors approved a securities lending program for the Fund. Merrill Lynch Portfolio Services, Inc. served as the lending agent for the Fund from August 1998 through August 1999.

 In March 2000, the Board appointed Cantor Fitzgerald & Co. ("Cantor"), as the lending agent for the Fund. Since March 7, 2000, the Fund has been lending part of its portfolio securities to approved financial institutions, provided that the market value of securities loaned will not at any time exceed one-third of the Fund's total assets. The Fund continues to receive dividends on the securities loaned. Any gain or loss in the value of the securities loaned that may occur during the term of the loan will be accounted for by the Fund. The Fund earns interest on the investment of the collateral received for the securities loaned. The Fund may rebate a portion of the interest earned on the investment of collateral to the borrower, and may pay a commission to the lending agent. Under the agreement, Cantor may also reimburse to the

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Fund the custodian fees. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, each loan is collateralized by U.S. dollars (cash), securi-ties issued or guaranteed by the U.S. government or its agencies or instrumen-talities, or irrevocable stand-by letters of credit issued by U.S. banks. Portfolio securities loaned are initially collateralized at 105 percent of its market value. If the collateral value falls below 105 percent, at the close of any business day, Comerica Bank, the Fund's custodian of the collateral re-ceived, will obtain additional collateral from the borrower, on the following business day, in an amount sufficient to restore the collateral to 105 per-cent.

 Since September 29, 2000, the Fund has not been actively lending portfolio securities under this Program.

2. Investment Advisory Agreement:

 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's stated investment poli-cies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 mil-lion.

3. Administrative Services Agreement:

 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be per-formed by the Adviser, including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and records in accordance with applicable U.S. and Mexican Laws and assistance in the prepa-ration and filing of annual reports and tax returns. The term of this agree-ment was renewed by the Board of Directors through August 31, 2001. The annual fee payable to the Adviser by the Fund under this agreement is $350,000.

4. Trust Agreement and Trustee:

 BBVA Bancomer, S.A. ("Bancomer") was the trustee for the Mexican Trust through which the Fund invested. During 1997 and 1998, the Mexican governmen-tal authorities gave approval to the Trustee for the transfer of the total as-sets and liabilities of the Trust to the Fund. On February 27, 1998, the Fund's shareholders approved matters in connection with the termination of the Trust Agreement with Bancomer. The termination was effective on March 31, 1998.

5. Mandate Agreement and Mandatory Party:

 In connection with the termination of the Trust Agreement discussed in the preceding note, on March 31, 1998, the Fund signed a Mandate Agreement with Bancomer. Under this Agreement, Bancomer acts as the Mandatory Party, perform-ing certain activities related to the custody of the Fund's securities, that were previously performed under the trust agreement.

 The annual fee payable to Bancomer under this Agreement is denominated in Mexican pesos, which currently translates to approximately $49,244. Due to the nature of this Agreement, the fees paid to Bancomer are consolidated with the Fund's custodian fees.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

6. Purchases and Sales of Investments:

 Purchases and sales of investments, excluding short-term securities, for the three months ended January 31, 2001 were as follows:

Purchases
-------------------------------------------------------------------------------
Common Stock....................................................... $26,950,933
                                                                    -----------
  Total Purchases.................................................. $26,950,933
                                                                    ===========
Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock....................................................... $78,577,539
                                                                    -----------
  Total Sales...................................................... $78,577,539
                                                                    ===========

 As of January 31, 2001, net unrealized gains on investments in common stocks for Federal income tax purposes aggregated to approximately $353 million, of which approximately $408 million related to appreciated securities and approx-imately $55 million related to depreciated securities. The aggregate cost of investments in common stocks at January 31, 2001 for Federal income tax pur-poses was approximately $578 million.

7. Capital Stock:

 At January 31, 2001, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 50,758,750 shares were issued, 46,635,525 shares were outstanding and 4,123,225 shares were held in treasury.

 The Fund offers a Dividend Reinvestment Plan ("Plan") to its shareholders. Fund shareholders are automatically enrolled as participants in the Plan un-less they notify the Fund's transfer agent otherwise.

 On December 10, 1997, the Board of Directors declared a stock dividend of $ 29,625,602. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore, on January 31, 1998 the Company issued 791,018 shares, which amounted to $ 15,078,787.

 As of January 31, 20010, net assets were comprised of the following:

Common stock................................................... $ 46,635,525
Additional paid-in capital.....................................  520,387,963
Accumulated net investment loss................................  (11,319,838)
Undistributed net realized gain on
 investments...................................................   60,973,809(A)
Unrealized appreciation of investments and translation of
 assets and liabilities in foreign currency....................  353,090,157
                                                                ------------
                                                                $969,767,616
                                                                ============

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(A) ($51,256,350) for Federal Income Taxes.

 Dividends to shareholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment in-come as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States.

 Accumulated net realized losses from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the tax code.

8. Capital Gains:

 Net realized gains from security transactions, are distributed annually to shareholders. Capital loss carryforwards, if any will be used to offset future capital gains available for distribution.

9. Stock Repurchase Program:

 On July 31, 2000, the Board of Directors announced a Stock Repurchase Program pursuant

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to which the Fund may purchase in the open market up to 5,050,693 shares of its stock at prevailing market prices. The Program started on August 7, 2000. As of January 31, 2001, the Fund has repurchased 3,871,400 of its shares at a cost of $59,949,738.

10. Investments:

 As a result of significant losses incurred by Grupo Financiero Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the fi-nancial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capi-tal stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled . The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement, the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of January 31, 2001, due to the uncertainty regarding its ultimate realization.

 According to the Bank Savings Protection Law, which was enacted on January 20, 1999, all assets of FOBAPROA have been transfered to a new entity called IPAB (Bank Savings Protection Institute). This transfer will not modify the market value assigned to the Recovery Trust.